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                                                                    EXHIBIT 10.3



                          UNITED STATES DISTRICT COURT
                             DISTRICT OF NEW JERSEY

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                                      :        MASTER DOCKET NO. 95-4704 (AMW)
IN RE THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA                    :        MDL NO. 1061
SALES PRACTICES LITIGATION
                                      :
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                                      :
THIS DOCUMENT RELATES TO:
ALL ACTIONS LISTED ON                 :
EXHIBIT A
                                      :
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                     AMENDMENT TO STIPULATION OF SETTLEMENT

      1. WHEREAS, Prudential has agreed with the states of California, Florida, Massachusetts and Texas to provide certain additional remedies and procedural advantages in the ADR Process to Class Members within their respective jurisdictions; and

      2. WHEREAS, the Plaintiffs and Defendants have agreed to extend such benefits to all Class Members;

            IT IS HEREBY STIPULATED AND AGREED, by, between and among Plaintiffs (individually and in their respective capacities as representatives of the Class) and The Prudential Insurance Company of America, and the Individual Defendants, that the Stipulation of Settlement, executed on or around October 28, 1996, be and hereby is amended as follows:
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      1. Section I.C. of Exhibit B is amended to state: "'Complaint History'
shall mean, with respect to any Agent, that such Agent has had prior to February 1, 1997, three (3) or more sales practices-related complaints (documented in the Company's files)."

      2. The relief offered for scores of "2" as set forth in sections II.C.1.b.(ii), II.C.2.b.(ii), II.C.3.b.(ii), II.C.4.b.(ii), II.C.5.b.(ii),
III.C.2.b., III.C.6.b., IV.C.2.a., and IV.B.2.a. of Exhibit B to the Stipulation of Settlement, where the remedy includes a rescission of the Policy and a refund of premiums, shall be amended to read as follows: "the Company will rescind the Policy as of the date of issue and will refund in cash an amount equal to the premiums paid on the Policy, less cash withdrawals, surrenders, loans and/or dividends paid in cash or used to reduce premiums on the Policy, and less Term Insurance Costs, plus interest at 100% of the Interest Rate."

      3. The following new Non-Specific Evidentiary Consideration shall be added to Exhibit B to the Settlement (ADR Guidelines) as subsection I.F.1.h.: "The Policyholder was age 60 years or older at the time of the sale of the Policy."

      4. The following shall be added to Exhibit B to the Stipulation of Settlement as subsection V.A.4.:

            The life insurance application underlying the Policy contains an unauthorized signature. In the event that this Claim-Resolution Factor exists, the Claimant shall be offered no less than the remedy provided for a Claim attaining a score of "3" as set forth in
            Section V.C.

      5. The following provision shall be added to Exhibit C to the Stipulation of Settlement as subsection II.D.4.: "Provide Claimants who so request with current information with respect to the existence of any outstanding loans, their most recent dividend payments, their dividend status, and, where applicable, their currently illustrated year of abbreviation."


                                       -2-
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            IN WITNESS WHEREOF, the undersigned stipulate and have entered into this Stipulation of Settlement as of the 22nd day of February, 1997.

                                          APPROVED AND AGREED TO BY
                                          AND ON BEHALF OF THE NAMED
                                          PLAINTIFFS, IN THEIR INDIVIDUAL
                                          AND REPRESENTATIVE CAPACITIES

                                          By:
                                                --------------------------------
                                                Melvyn I. Weiss, Esq.
                                                Milberg Weiss Bershad Hynes &
                                                  Lerach LLP

                                          By:
                                                --------------------------------
                                                Michael B. Hyman, Esq.
                                                Much Shelist Freed Denenberg
                                                   Ament Bell & Rubenstein, P.C.


                                          APPROVED AND AGREED TO BY
                                          THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA

                                          By:   /s/ James R. Gillen
                                                --------------------------------
                                                James R. Gillen, Esq.
                                                General Counsel


                                          COUNSEL TO THE PRUDENTIAL
                                          INSURANCE COMPANY OF AMERICA

                                          By:   /s/ Michael H. Barr
                                                --------------------------------
                                                Michael H. Barr, Esq.
                                                Sonnenschein Nath & Rosenthal
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                                          APPROVED AND AGREED TO BY
                                          AND ON BEHALF OF
                                          RONALD D. BARBARO


                                          By:  /s/ Michael H. Barr
                                               --------------------------------
                                               Michael H. Barr, Esq.
                                               Sonnenschein Nath & Rosenthal
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                                          APPROVED AND AGREED TO BY
                                          AND ON BEHALF OF
                                          ROBERT A. BECK


                                           By:  /s/ Charles M. Lizza
                                                --------------------------------
                                                Frederick B. Lacey, Esq.
                                                Charles M. Lizza, Esq.
                                                LeBoeuf, Lamb, Greene &
                                                  MacRae L.L.P.
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            IN WITNESS WHEREOF, the undersigned stipulate and have entered into this Stipulation of Settlement as of the ____ day of February, 1997.

                                          APPROVED AND AGREED TO BY
                                          AND ON BEHALF OF THE NAMED
                                          PLAINTIFFS, IN THEIR INDIVIDUAL
                                          AND REPRESENTATIVE CAPACITIES

                                          By:   /s/ Melvyn I. Weiss
                                                --------------------------------
                                                Melvyn I. Weiss, Esq.
                                                Milberg Weiss Bershad Hynes &
                                                  Lerach LLP

                                          By:   /s/ Michael B. Hyman
                                                --------------------------------
                                                Michael B. Hyman, Esq.
                                                Much Shelist Freed Denenberg
                                                   Ament Bell & Rubenstein, P.C.


                                          APPROVED AND AGREED TO BY
                                          THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA

                                          By:
                                               --------------------------------
                                               James R. Gillen, Esq.
                                               General Counsel


                                          COUNSEL TO THE PRUDENTIAL
                                          INSURANCE COMPANY OF AMERICA

                                          By:
                                                --------------------------------
                                                Michael H. Barr, Esq.
                                                Sonnenschein Nath & Rosenthal


                                      -3-
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                                          APPROVED AND AGREED TO BY
                                          AND ON BEHALF OF
                                          ROBERT C. WINTERS

                                          By:   /s/ Guy V. Amoresano
                                                --------------------------------
                                                Guy V. Amoresano, Esq.
                                                Crummy, Del Deo, Dolan,
                                                Griffinger & Vecchione